03 | 30 | 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com.  You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund's Statutory Prospectus and Statement of Additional Information, both dated March 30, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Inflation Managed Dividend Fund™ seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Inflation Managed Dividend Fund™.

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) (plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.45%
Distribution (12b-1) Fees:		None
Other Expenses: 1		0.47%
Shareholder servicing plan fees	0.21%
All Other Expenses	0.26%
Total Annual Fund Operating Expenses:		0.92%
Fee Waiver/Expense Reimbursement2		-0.24%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement 2		0.68%

1 “Other expenses” have been estimated for the current fiscal year.
2 The Advisor has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.68% through March 31, 2015.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the 0.68% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses and Redemption Fees in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Inflation Managed Dividend Fund™ with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is new, and as a result, there is no portfolio turnover information to report.

Principal Investment Strategies
The Inflation Managed Dividend Fund™ will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities in dividend-paying companies that the Advisor believes have the ability to consistently increase their dividend payments over the medium term.  The Advisor uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Advisor seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Advisor, is likely to grow its dividend over time.  “Inflation Managed” does not refer to a specific type of security but rather describes a key element of the Fund’s investment strategy. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.  Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund will consider all companies in the world’s developed stock markets.  The Fund may also consider investments in developed and emerging stock markets in the Far East, such as Japan, Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand; Australia; New Zealand; South Africa; Canada; and Mexico.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	Stocks in which the Fund invests decline in value;
•
The Fund invests in small and medium capitalization companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;

•	Foreign stock markets in which the Fund invests decline in value;
•	The Fund invests in emerging markets, which have different account, auditing and reporting standards;
•	The value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•	Rising interest rates cause a decline in equities;
•	Inflation affects markets differently than the Advisor expects;
•	Inflation manifests in such a manner that the Fund is unable to provide reasonable protection against inflation.
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund please see thePrincipal Risks and Risks of Investing in Our Fund in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
No performance information is available for the Fund since it is new.

Investment Advisor
Guinness Atkinson™ Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Ian Mortimer and Matthew Page are the co-managers of the Fund since inception.  For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness Atkinson™ Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness Atkinson™ Fund family)	$10,000	$1,000
Regular (current shareholder of another Guinness Atkinson™ Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments. For additional information, please seeHow to Purchase, Exchange and Sell Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plan in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.